                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                 JANUARY 4, 2005

                                  EZCORP, INC.

             (Exact name of registrant as specified in its charter)


             DELAWARE                                0-19424                            74-2540145
  (State or other jurisdiction of           (Commission File Number)                 (I.R.S. Employer
          incorporation)                                                           Identification No.)


                1901 CAPITAL PARKWAY
                   AUSTIN, TEXAS                                                  78746
      (Address of principal executive offices)                                 (Zip Code)


               Registrant's telephone number, including area code:

                                 (512) 314-3400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  ELECTION OF DIRECTOR

On January 4, 2005, EZCORP, Inc. issued a press release announcing the election of a new Director to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.

ITEM 9.01.  EXHIBITS.

99       Press release dated January 4, 2005, issued by EZCORP, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EZCORP, INC.
                                    (Registrant)


Date: January 4, 2005                By:   /s/ Daniel N. Tonissen
                                     ------------------------------------
                                     (Signature)
                                     Senior Vice President, Chief Financial
                                     Officer, and Director

                                  EXHIBIT INDEX


99       Press release dated January 4, 2005, issued by EZCORP, Inc.
